Exhibit 10.5
DATED THIS 29th DAY OF March 2004
BY AND AMONG
CHINACAST TECHNOLOGY (SHANGHAI) LIMITED
CHINACAST TECHNOLOGY (BVI) LIMITED
THE CCLX SHAREHOLDERS
AND
CHINACAST LI XIANG CO LTD

REVENUE AND COST ALLOCATION
AGREEMENT

TABLE OF CONTENTS

CLAUSE	HEADING	PAGE

1.	INTERPRETATION AND EFFECTIVE DATE	1

2.	REVENUE ALLOCATION	1

3.	COST ALLOCATION	2

4.	SAVINGS	2

5.	COUNTERPARTS	2

5.	GOVERNING LAW	2

\

THIS AGREEMENT is made on 29 March 2004.
BETWEEN:
(1)	CHINACAST TECHNOLOGY (SHANGHAI) LIMITED, a wholly foreign-owned limited liability enterprise organised and existing under the laws of the PRC (“CCT Shanghai”);

(2)	CHINACAST TECHNOLOGY (BVI) LIMITED, a company incorporated under the laws of the British Virgin Islands (“CCT”)

(3)	CHINACAST LI XIANG CO LTD, a limited liability company organized and existing under the laws of the PRC (“CCLX”);

(4)	CHINACAST CO., LTD, a limited liability company organized and existing under the laws of the PRC (“CCL”); and

(5)	LI WEI, an individual and citizen of the PRC (“LW”).
WHEREAS:
(A)	CCT Shanghai, CCLX, CCL and LW have entered into a technical services agreement dated 11 August 2003, and as amended by a supplemental agreement dated 29 March 2004 (the “Technical Services Agreement”), pursuant to which CCT Shanghai has agreed to provide CCLX with Services.

(B)	To formally document the understanding of the parties with respect to the allocation of certain revenue and cost, the parties have agreed to enter into this Agreement with effect from 1 October 2003 and in consideration of the mutual covenants and obligations herein contained (the sufficiency of which is hereby acknowledged).
NOW IT IS HEREBY AGREED as follows:
1.	INTERPRETATION AND EFFECTIVE DATE

1.1	Terms defined and expressions in respect of which a construction is given in the Technical Services Agreement shall bear the same meaning or, as the case may be, construction when used herein unless otherwise defined or given a construction herein except where the context otherwise requires.

1.2	The parties hereby agree that this agreement shall take effect on and from 1 October 2003.

2.	REVENUE ALLOCATION

CCT or CCT Shanghai may from time to time engage CCLX to provide services (including but not limited to the provision of the satellite network equipment of CCLX) for its customers (the “Engagement”). In the event that CCLX is engaged to provide services to a customer of CCT or CCT Shanghai, CCT or CCT Shanghai, as the case may be, shall pay to CCLX, up to 10% of the fees received by that customer or such other amount as determined by CCT or CCT Shanghai, as the case may be, in its absolute discretion, in connection with the Engagement.

3.	COST ALLOCATION

3.1	Subject to Clause 3.2, all the expenses incurred by CCLX in relation to its customer service, IT support, network operation and finance functions, which are primarily staff costs and administrative expenses, shall be allocated for the account of CCT or CCT Shanghai. The amount to be reimbursed shall be determined by CCT or CCT Shanghai, as the case may be, in its absolute discretion.

3.2	CCT or CCT Shanghai may vary the type of expenses it will reimburse CCLX for pursuant to Clause 3.1.

3.3	Save for expenses to be reimbursed by CCT or CCT Shanghai in Clause 3.1 (the “Expense reimbursement”), any other expenses incurred by CCLX that are relevant to servicing CCT and CCT Shanghai (the “CCT Group”) and the direct customers of the CCT Group (including fees paid to lease transponder bandwidth) shall be apportioned between the CCT Group on the one hand and CCLX on the other hand, in accordance with the service revenue received by each of the CCT Group and CCLX for the financial year ending 31 December. CCT Shanghai or CCT shall in its absolute discretion determine conclusively the amount to be allocated at the end of each financial year.

4.	SAVINGS

Save and except for the variations and amendments contemplated by this Agreement, the Technical Services Agreement shall continue in full force and effect in all other respects. Nothing in this Agreement shall vary any liability or obligation of any party under the Technical Services Agreement other than to the extent specified herein. All rights and benefits previously enjoyed by any party under the Technical Services Agreement shall remain unaffected and undiminished except to the extent specified herein. In the event of any conflict or inconsistency between the terms of this Agreement and the Technical Services Agreement, the provisions of this Agreement shall prevail.

5.	COUNTERPARTS

This Agreement may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Either party may enter into this Agreement by signing any such counterpart and each counterpart may be signed and executed by the parties and transmitted by facsimile transmission and shall be as valid and effectual as if executed as an original.

5.	GOVERNING LAW

The construction, validity and performance of this Agreement shall be governed in all respects by the laws of the PRC.

IN WITNESS WHEREOF this Agreement has been duly executed by the parties hereto.

CHINACAST TECHNOLOGY (SHANGHAI) LIMITED

The Seal of	)
CHINACAST TECHNOLOGY	)
(SHANGHAI) LIMITED	)
was hereunto affixed in the	)
presence of:	)

Authorised Representative

CHINACAST TECHNOLOGY (BVI) LIMITED

The Seal of	)
CHINACAST TECHNOLOGY	)
(BVI) LIMITED	)
was hereunto affixed in the	)
presence of:	)

For and on behalf of
CHINACAST TECHNOLOGY (BVI) LIMITED
Authorized Signature(s)
                                                                                                               Authorised Representative

CHINACAST LI XIANG CO. LTD

The Seal of	)
CHINACAST LI XIANG CO. LTD	)
was hereunto affixed in the	)
presence of:	)

/s/ LIWEI                                                                                               Authorised Representative

CHINACAST CO., LTD

The Common Seal of	)
CHINACAST CO., LTD	)
was hereunto affixed in the	)
presence of:	)

/s/ LIWEI	Director

LIWEI	)
)
)
signed in the presence of:	)